UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 14, 2013 (May 20, 2013)

GREEN AUTOMOTIVE COMPANY

(Exact name of registrant as specified in its charter)

Nevada	000-54049	22-3680581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 Corporate Place, Suite 150

Newport Beach, California 92660

(Address of principal executive offices)  (zip code)

(877) 449-8842

(Registrant’s telephone number, including area code)

Matter of Time I Co.

23 Corporate Place, Suite 150

Newport Beach, California 92660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On or about May 20, 2013, during the preparation of our financial statements for our Annual Report on Form 10-K for the year ended December 31, 2012, and our Quarterly Report on Form 10-Q for the period ended March 31, 2013, our management became aware that our financial statements for the period ended September 30, 2012, included in our Form 8-K filed with the Commission on December 20, 2012, and with our Amended Form 8-K/A filed with the Commission on January 15, 2013, are materially incorrect and should not be relied upon.

Management is in the process of amending and restating these financial statements and we will file an amended Form 8-K/A with the revised financial statements for the period ended September 30, 2012 as soon as the financial statements are completed and reviewed by our independent auditor.  Although we do not know the extent of the revisions, we believe the financial statements for the period ended September 30, 2012 filed with the Original Filing overstate our revenues and assets related to Liberty Electric Cars, Ltd. for the period presented as a result of recognizing revenue that we cannot yet recognize under U.S. generally acceptable accounting procedures, and due to certain of the assets being impaired, and, as a result, not being valued correctly.  We are also looking at an issue related to the convertibility terms of our Series A Convertible Preferred Stock, which may impact our financial statements for the period ended September 30, 2012.  We notified our independent auditors of our management’s determination relating to our financial statements for the period ended September 30, 2012.

Item 7.01 Regulation FD Disclosure.

On June 12, 2013, one of our directors, Mr. Ian Hobday, appeared on Fox Business.  The four minute segment can be viewed here:

http://video.foxbusiness.com/v/2474515061001/green-buses-a-sure-bet/?playlist_id=937116503001

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date June 14, 2013	Green Automotive Company
a Nevada corporation
/s/ Fred Luke
By: Fred Luke
Its: President

2